UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2014

Item 1. Report to Stockholders.

BOSTON COMMON
INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
U.S. EQUITY FUND
(BCAMX)

ANNUAL REPORT

September 30, 2014

Table of Contents

Shareholder Letter	1
Boston Common International Fund
Country Allocation	10
Performance Charts	11
Schedule of Investments	12
Boston Common U.S. Equity Fund
Sector Allocation	18
Performance Charts	19
Schedule of Investments	20
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	38
Expense Example	39
Additional Information	41

BOSTON COMMON FUNDS

Message from the Advisor

Dear Fellow Shareholders,

Boston Common Asset Management is an experienced investment manager and leader in global sustainability initiatives.  The firm’s distinct investment process enhances conventional investment analysis with its proprietary Environmental, Social, and Governance (ESG) framework.  The firm’s overall goal is to preserve and build capital by constructing diversified portfolios of high quality, sustainable stocks, with a keen focus on valuation, and to thereby outperform not only over a market cycle, but to achieve this with greater consistency and less volatility than market benchmarks.

Additionally, the firm looks to add value through targeted company and industry engagement efforts that seek to improve transparency, lower business risks, and promote long-term thinking by corporate managements.

As shareowners of the Boston Common Fund(s), you partner with us as we engage in a multi-faceted program to shape the future of our portfolio companies. Over the last year, we successfully used shareholder voice for impact, leading a coalition of investors to rein in on portfolio companies’ spending plans in pursuit of damaging, unprofitable oil sands projects. We began new dialogues on climate risk, including a broad based engagement with the banking sector on climate risk management within their lending and investment portfolios. Through stakeholder coalitions, we deepened our understanding of supply chain risk and remedies in the apparel sector.

And, for the first time, the Boston Common Funds have directly filed shareholder proposals with two companies held by the U.S. Equity Fund.  These proposals, at Costco and Qualcomm, ask the companies to adopt absolute, time-bound, and quantitative targets to reduce greenhouse gas emissions. Please read further in the Shareholder Engagement section for discussion on these actions and other environmental, social, and governance topics.

Over the past twelve months, the U.S. equity markets continued to post strong double-digit returns as incremental economic data provided evidence that the U.S. economy is the strongest in the developed world.  International markets have been fragile as the Eurozone economy exhibited weaker trends and emerging markets such as China and Brazil, experienced moderating growth.  Investors’ appetite for risk could decline in the near term as they contend with geopolitical turmoil, stagnant growth in developed economies, and secular challenges in emerging markets.  But we remain constructive over the long term as low interest rates and ample liquidity provide support for moderate global growth.

We take this opportunity to thank our shareholders for partnering with us and look forward to our continued association in pursuit of financial return and social change.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset	International Strategies
Management, LLC

BOSTON COMMON FUNDS

Fund Shareholder Engagement

We showcase examples of how our shareholder voice can be used for impact to support constructive dialogues – from direct company discourse to proxy proposals to stakeholder research.

Engaging on Climate Change across Sectors

Shareholder Engagement Success:  Statoil ASA

In September, Statoil ASA shelved its multibillion-dollar, steam-driven oil sands project, Corner, in Alberta for a minimum of three years. In a model of trans-Atlantic collaboration, Boston Common led a coalition of U.S. investors to amplify the effort from Norwegian investors and activists—such as Storebrand, Greenpeace Norway, and the World Wildlife Fund Norway—and focus Statoil’s attention on the prudent deployment of shareholder capital and corporate resources. Statoil’s halted Corner project would have produced 1.3 billion barrels of bitumen over the life of its operation, resulting in 777.4 million metric tons of CO2, equivalent to one year’s emissions from 204 U.S. coal plants or 164 million passenger vehicles.1  Boston Common will continue to urge Statoil to withdraw completely from its Canadian oil sands operations.

Financing Climate Change:  Carbon Risk in the Banking Sector

In July 2014, Boston Common published a thought piece, “Financing Climate Change: Carbon Risk in the Banking Sector,” (http://www.bostoncommonasset.com/newsletters.php) in which we called on investors to push for systemic change in the banking industry to address climate-related risks.  Banks have not successfully integrated climate-related risks into their long-term strategic planning processes or publicly acknowledged the implications of climate change for their business operations. Risks that ought to be of significant concern to investors include: changing regulatory environments, uncertain demand for high-carbon fuels, reputational risks, and misalignment of banker incentives.

In September, Boston Common led a coalition of 77 institutional investors from around the world, representing $540 billion in assets under management, in writing to 63 global banks, including some of the largest underwriters of carbon-intensive industries. The letter calls upon banks to develop a long-term climate strategy and to help investors make informed decisions by implementing climate-related disclosures. It also supports the positive role banks should play in financing a more sustainable climate future.

____________________

1	http://tarsandssolutions.org/member-blogs/yet-another-tar-sands-project-cancellation

BOSTON COMMON FUNDS

Through this global collaboration, Boston Common hopes to elevate the dialogue between investors and banks, and is leading engagements with PNC Financial and J.P. Morgan in the U.S., as well as Bank Rakyat, Barclays, Deutsche Bank, HSBC Holdings, Itau Unibanco, Mitsubishi UFG, ORIX, Standard Chartered and Unicredit abroad.

Climate Related Shareholder Resolutions

The most recent assessment of the Intergovernmental Panel on Climate Change (IPCC) estimates that a 50% reduction in greenhouse gas (GHG) emissions (relative to 1990 levels) is needed by 2050 to stabilize global temperatures, signifying that the U.S. needs a target of 80% reductions.

Boston Common is co-leading shareholder proposals with Costco and Qualcomm.  The proposals ask the companies to adopt absolute, time-bound, and quantitative targets to reduce emissions, and by doing so, help to guide their GHG reduction targets. Both companies lag behind their industry peers: Costco has yet to respond to CDP Worldwide’s climate change annual survey, while Qualcomm received low CDP disclosure scores for 2012 and 2013. Unlike peers Cisco, Motorola Solutions, and Nokia and tech companies Intel and AMD, Qualcomm has not set specific GHG emissions reduction targets.

Risky Business, a recent analysis of climate change impact, projects serious economic effects, including property damage, shifting agricultural patterns, reduced labor productivity, and increased energy costs. These effects could substantially impact a company’s business operations, revenue, or expenditures.2  Failing to address climate change could lead to a 5% loss of global GDP.3

Supply Chain Accountability: Bangladesh

The pursuit of low-cost manufacturing can come with high social costs and presents material risks for investors, companies, suppliers, and garment workers. About 5% of global apparel production comes from Bangladesh according to the World Trade Organization (WTO) and apparel accounts for about 80% of Bangladesh’s exports. Boston Common continues to push companies and brands to build long-term, strategic relationships with their suppliers, to adopt fair and sustainable living wage frameworks, to support the rights of workers, and to disclose where, and from whom, they are sourcing.

Last Spring, Boston Common was one of seven global investors to participate in a fact-finding trip, organized by Alliance Trust and Morgan Stanley, to Bangladesh to assess progress made at the one year anniversary of Rana Plaza

____________________

2	American Climate Prospectus: Economic Risks in the United States, 2014.

3	The Stern Review on the Economic Effects of Climate Change, 2006.

BOSTON COMMON FUNDS

factory tragedy which killed over 1,100 garment workers. Boston Common organized meetings with local teams of the Accord on Building and Fire Safety (the Accord), the Alliance for Worker Safety (the Alliance), the ILO Bangladesh office, and Gap, Inc.’s fire and building safety team. We discussed what progress has been made, what more needs to be done, and how investors can support efforts to drive systemic change in corporate supply chains.

Boston Common witnessed improvements in Bangladesh’s ready-made garments (RMG) industry during visits to supplier factories of Debenhams, H&M, and Marks & Spencer, who have invested in automation and on-site amenities such as water treatment, free or subsidized lunch, and child care. We heard from various stakeholders that progress has been made on the ground. The Accord and the Alliance are conducting inspections. The government is hiring factory inspectors, removing import tariffs, streamlining the labor union registration process, and raising the minimum wage.

Nevertheless, real challenges remain. Many factories still need to be inspected, remediation plans need to be established and implemented, and fire and safety equipment needs to be imported and installed by skilled laborers. Despite the increase in minimum wage, executed last December, workers in Bangladesh still cannot cover basic living expenses. Owners are closing factories when they cannot afford or control building remediation. Investors must continue to encourage systemic change in the apparel industry.

During the third quarter of 2014, Boston Common asked adidas Group to update us on its Bangladesh operations. Even though, the company has only four suppliers in the country, providing less than a percent of their global sourcing volume, adidas is supportive of the Accord’s multi-stakeholder approach including worker participation.  Following the Rana Plaza tragedy, adidas commissioned independent structural engineering reviews of each of their suppliers. The company works with a local NGO that visits factories monthly and reports safety issues. adidas continues to pre-screen proposed Bangladesh factories, including mandatory structural engineering screens and electrical and fire safety assessments.

BOSTON COMMON INTERNATIONAL FUND

Investment Outlook

Stimulative monetary policy should lead to gradual economic progress in developed countries. Europe and Japan are likely to exhibit improving fundamentals as they benefit from aggressive policy support, historically low interest rates, and stabilizing domestic demand. Although they have diverse political and market environments, most Emerging Markets appear to be in good economic health. We are mindful of risks related to geopolitical instability, policy errors, and deflation but given moderate growth and low inflation, we expect favorable investment conditions for international equities over the next few years.

Europe

In our view, Europe has a mixed outlook characterized by varied growth among different nations. Over the past year, economic growth forecasts have been cut by 0.5% on average for the three largest Eurozone economies, Germany, France, and Italy.  The tensions in Eastern Europe have likely had an impact on the slowdown, particularly in Germany.  In contrast, Spain and the UK have exhibited accelerating prospects led by recovering real estate markets.

Decelerating economic activity in Europe and more assertive monetary policy actions contributed to sharp declines for European currencies relative to the U.S. Dollar. The Euro’s decline to a three year low versus the U.S. Dollar could play a larger role by helping exporters’ competitive positions, raising import prices and inflation, and boosting profits for global companies. These effects could stimulate the stagnant economy where deflation threatens to raise the burden of debts. At the same time, fiscal policy appears likely to shift toward enhancing growth as opposed to a focus on debt and deficits. Depreciated currencies should complement aggressive policy and help support a Eurozone recovery over time.

We maintain a similar exposure to Europe as the benchmark, but emphasize companies with strong global franchises that are not entirely dependent on the Eurozone’s recovery. We have been adding to European companies including Akzo Nobel and Philips Electronics where profit margins look depressed relative to history and management teams have a credible plan for improvement.

Japan

Policymakers’ speeches indicate a heightened awareness of Japan’s macroeconomic and corporate deficiencies. However, reform implementation does not appear to be following the same script. Some new policies, particularly the Bank of Japan’s asset purchases, have delivered encouraging results. On the other hand, the government’s increase in consumption taxes has interrupted Japan’s growing momentum. Although Japan’s economy exhibits some healthy signs including low unemployment and rebounding retail sales, there is limited evidence that long-term dynamics have improved.

BOSTON COMMON INTERNATIONAL FUND

At the microeconomic level, Japanese firms do not appear to be taking actions to boost profitability measures that lag their peers. While Japanese firms score well in terms of innovation, their average profit margins and return on equity are less than half the levels of U.S. and European counterparts. This is at least partially a function of inefficient firms and a rigid two-tier labor market based on seniority as opposed to merit. Government officials propose solutions including liberalizing protected industries, reforming labor rules, and expanding childcare to help working women. However, powerful special interest groups look likely to prevent major reforms. With unemployment at a historically low 3.5% and a high standard of living, Japanese society may have less incentive to disrupt the status quo.

Based on the evidence, we take a cautious view on expectations for a transformation of Japanese corporate behavior and are underweight this market. We favor Japanese companies that have strategic focus, growth opportunities, and demonstrated attention to shareholders interests.  For example, Daikin Industries is a global leader in air condition manufacturing and is expanding in China and the U.S. while Japan contributes less than 30% of sales.

Asia Pacific and Emerging Markets

Less developed and export-oriented economies are sensitive to changes in global demand and foreign exchange rates. Sharp declines in the Euro, Yen, and commodity prices could constitute a stealth shock. In our opinion, individual companies may find tougher competitors from Europe and Japan, but the region should be able to adjust to these changing dynamics. Conversely, a strengthening U.S. Dollar may hurt Chinese exporters. China tightly manages its exchange rate against the U.S. Dollar to maintain stability. With a stronger U.S. Dollar and only a 1% decline in the Renminbi, China’s exporters could be temporarily disadvantaged compared to competitors in other countries.

China’s transition away from infrastructure and property construction could bring uneven and slower growth. In our view, decelerating growth is the greatest concern for Chinese policymakers because it could cause rising unemployment and disrupt social cohesion. In that respect, protests in the streets of Hong Kong over voting rights could pose a serious challenge because the former British colony is an economic stalwart. Unlike on the mainland where uprisings are suppressed authoritatively, we expect Beijing policymakers to tread more carefully in semi-autonomous Hong Kong.

China’s appetite for most commodities is likely to wane, and we are cautious on the implications for Australia, where we have relatively little exposure. Our overweight of consumer and financial stocks in the region reflects our optimistic expectations for the rising middle class in Emerging Markets. AIA Group, a Hong Kong based life insurance company, has been a primary beneficiary of this trend.

BOSTON COMMON INTERNATIONAL FUND

Management’s Discussion of Fund Performance for the period ending September 30, 2014.

For the twelve months ending September 30th, 2014, the Boston Common International Fund (the “Fund”) rose 1.65%.  The MSCI EAFE index (the “Index”) increased 4.25% over the same time period.

Over the last year, the Fund’s strategy within the Asia Pacific and Emerging Markets region was the primary contributor to relative performance.  The Fund was underweight Asia Pacific which underperformed the Index on concerns related to China’s slowing growth. Stock selection in the region was boosted by a recovery for Emerging Market banks and strong relative returns in Australia. Japan was another key contributor led by pharmaceutical company Astellas Pharma, and bicycle component manufacturer Shimano.  On a sector basis, the Industrials and Consumer Staples sectors helped the Fund’s results. For example, Japanese machinery manufacturers Kubota and Fanuc benefited from improving fundamentals while the German personal care company Henkel continued to demonstrate improved profitability.

Stock selection in the European cyclical sectors detracted from relative results as holdings with global end-markets fared poorly. The Consumer Discretionary sector was the biggest detractor as German apparel company adidas Group declined on reports of market share losses and disruptions in Russia.  European banks Standard Chartered and Deutsche Bank struggled amidst a challenging operating environment. Swiss industrial manufacturer ABB and British specialty chemical supplier Croda also exhibited weaker profit trends and hurt performance.

The Fund initiated several new positions during the year including Chinese solar power company GCL Poly Energy Holdings, a low-cost producer of polysilicon, and Gamesa, a Spanish wind turbine manufacturer.  Both companies have improved cost structures and should benefit from positive demand dynamics in the alternative energy arena.

Over the past year, the Fund eliminated several holdings including Thai bank Kasikornbank and Australian insurer Amp. The Fund sold Honda Motor after losing confidence in the company’s competitive advantage in the crowded auto market and replaced it with Mazda Motor, which derives more benefit from the depreciating Yen and offers a strong product cycle.

BOSTON COMMON INTERNATIONAL FUND

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Funds’ sustainability policy could cause them to perform differently compared to similar funds that do not have such a policy. This policy may result in the Funds foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so. Diversification does not assure a profit or protect against loss in a declining market.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index is an unmanaged index of over 1000 foreign common stock prices including the reinvestment of dividends. It is designed to measure equity market performance of developed markets excluding the U.S. and Canada.

Return on Equity is the amount of net income returned as a percentage of shareholder equity.

You cannot invest directly in an index.

Boston Common Asset Management, LLC is the advisor to the Funds which are distributed by Quasar Distributors, LLC.

BOSTON COMMON INTERNATIONAL FUND

COUNTRY ALLOCATION at September 30, 2014 (Unaudited)

Country Allocation	% of Net Assets
United Kingdom	18.9%
Japan	17.0%
Germany	9.7%
Switzerland	9.1%
France	7.2%
Netherlands	7.0%
Singapore	4.0%
Norway	2.4%
Republic of Korea	2.3%
China	2.2%
Australia	2.1%
Sweden	2.0%
Finland	1.9%
Italy	1.6%
Israel	1.6%
Hong Kong	1.3%
South Africa	1.3%
Belgium	1.2%
Indonesia	1.2%
Spain	1.0%
Brazil	1.0%
Portugal	0.9%

BOSTON COMMON INTERNATIONAL FUND

Value of $100,000 vs. MSCI EAFE Index
(Unaudited)

			Since	Value of
Average Annual Returns	One	Three	Inception	$100,000
Periods Ended September 30, 2014	Year	Year	(12/29/10)	(9/30/14)
Boston Common International Fund	1.65%	11.72%	3.85%	$115,230
MSCI EAFE® Index	4.25%	13.65%	6.16%	$125,143

This chart illustrates the performance of a hypothetical $100,000 investment made on December 29, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2014

Shares		Value

COMMON STOCKS – 93.5%

Consumer Discretionary – 11.2%
31,395	adidas AG	$2,342,564
29,435	Bayerische Motoren
	Werke AG	3,145,861
10,795	Hyundai Motor
	Company	1,944,970
60,328	J. Front Retailing
	Co., Ltd.	789,230
69,510	JC Decaux SA	2,192,248
46,876	Mazda Motor Corp.	1,179,142
25,285	Naspers	2,769,302
273,260	Rakuten, Inc.	3,145,623
24,830	RTL Group SA	2,126,102
16,595	Shimano, Inc.	2,018,674
224,937	Television
	Broadcasts LTD	1,342,695
		22,996,411

Consumer Staples – 5.7%
26,945	Casino Guichard
	Perrachon SA	2,898,909
70	Danone SA	4,688
4,091,100	Golden
	Agri-Resources LTD	1,652,882
135,870	Unicharm Corporation	3,096,670
102,565	Unilever NV – ADR	4,069,779
		11,722,928

Energy – 5.3%
177,585	BG Group	3,278,348
203,925	Origin Energy	2,666,950
99,925	Statoil ASA – ADR	2,713,963
159,725	Subsea 7 SA	2,282,559
		10,941,820

Financials – 20.9%
247,470	AIA Group Ltd.	1,277,129
177,615	AXA SA	4,375,137
1,055,000	Barclays PLC	3,880,459
1,041,170	CapitaLand Ltd.	2,608,397
80,803	Deutsche Bank AG	2,821,454
75,275	HSBC Holdings
	PLC – ADR	3,829,992
39,320	Investment AB Kinnevik	1,417,901
62,310	Julius Baer Gruppe AG	2,784,461
644,545	Mitsubishi UFJ
	Financial Group, Inc.	3,632,472
246,000	Orix Corporation	3,396,142
2,890,500	PT Bank Rakyat
	Indonesia
	(Persero) Tbk	2,470,987
82,340	Sampo Group	3,981,278
169,755	Standard Chartered
	Bank PLC	3,131,087
425,815	UniCredit S.p.A.	3,345,173
		42,952,069

Health Care – 12.1%
185,650	Astellas Pharma, Inc.	2,764,992
173,870	GlaxoSmithKline PLC	3,971,886
69,691	Novartis AG – ADR	6,560,014
198,160	Roche Holding
	LTD – ADR	7,329,938
48,620	Smith & Nephew
	PLC – ADR	4,093,318
		24,720,148

Industrials – 13.5%
91,985	ABB Ltd. – ADR	2,061,384
101,135	Atlas Copco AB	2,613,708
64,900	DAIKIN
	INDUSTRIES	4,025,948
138,190	Experian PLC	2,195,882
13,635	FANUC LTD	2,465,927
181,685	GAMESA Corp.*	1,996,926
48,345	Koninklijke
	Philips NV	1,537,370
55,600	Koninklijke Philips
	Electronics
	NV – ADR	1,763,076
53,500	Kubota Corporation	847,086
34,160	Kubota
	Corporation – ADR	2,688,392
49,872	Spirax-Sacro
	Engineering PLC	2,275,688
63,323	Wolseley PLC	3,316,772
		27,788,159

Information Technology – 11.0%
97,225	AIXTRON SE*	1,472,731
30,688	ASML Holding
	NV – ADR	3,032,588
47,775	Check Point Software
	Technologies Ltd.*	3,307,941

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2014 (Continued)

Shares		Value

COMMON STOCKS – 93.5% (Continued)

Information Technology – 11.0% (Continued)
5,721,000	GCL-Poly Energy
	Holdings Ltd*	$2,097,020
20,530	Gemalto NV	1,885,062
78,500	Hoya Corporation	2,636,049
4,909	Keyence Corporation	2,131,422
2,490	Samsung Electronics
	Co. Ltd.	2,788,819
43,790	SAP AG – ADR	3,159,886
		22,511,518

Materials – 6.6%
24,819	Air Liquide SA	3,025,970
29,360	Akzo Nobel NV	2,008,858
59,095	Croda
	International PLC	1,959,659
54,610	Johnson Matthey PLC	2,575,216
26,530	Sims Metal
	Management Ltd.	260,286
132,000	Sims Metal
	Management
	Ltd. –*ADR	1,280,400
57,055	Umicore SA	2,487,490
		13,597,879

Telecommunication Services – 4.0%
1,310,000	Singapore
	Telecommunications
	LTD	3,899,484
131,532	Vodafone Group
	PLC – ADR	4,326,087
		8,225,571

Utilities – 3.2%
280,005	EDP Renovaveis SA	1,941,549
361,700	ENN Energy
	Holdings LTD	2,366,462
126,565	Veolia
	Environnement	2,231,741
		6,539,752

TOTAL COMMON STOCKS
(Cost $177,113,824)		191,996,255

PREFERRED STOCKS – 3.4%

Consumer Staples – 2.4%
49,995	Henkel AG and
	Company KGaA	4,977,147

Financials – 1.0%
145,026	Itau Unibanco
	Holding S.A.	2,012,961

TOTAL PREFERRED STOCKS
(Cost $6,135,263)		6,990,108

SHORT-TERM INVESTMENTS – 2.9%
5,952,080	Fidelity Money Market
	Portfolio, 0.03%(1)	5,952,080

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,952,080)		5,952,080
TOTAL INVESTMENTS – 99.8%
(Cost $189,201,167)		204,938,443
Other Assets in
Excess of Liabilities – 0.2%		396,510
NET ASSETS – 100.0%		$205,334,953

*	Non-Income Producing
(1)	Seven-day yield as of September 30, 2014.
ADR  American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

Investment Outlook

As the economy enters its sixth consecutive year of expansion, the current business cycle may well turn out to be longer and less amplified than past recoveries.  Several trends have combined to create a low but uneven growth pattern. On the positive side, Federal, State, and local governments have moderated their budget cuts and have ceased to be a drag on the economy. Manufacturing is helping growth, buoyed by U.S. energy cost advantage and a resurgence in “on-shoring.” Consumer balance sheets are improved and confidence is on the upswing with rising employment and signs of wage growth.

Looking ahead we should expect some dampening effect on U.S. growth as European trading partners face sluggish trends and emerging markets tackle cyclical challenges. The trade weighted U.S. dollar index has strengthened significantly versus major currencies and this is expected to translate into lower reported overseas profits of U.S. multinationals. For industries dependent on exports or for domestic companies, a strong U.S. dollar will continue to pressure profitability and pricing power, introducing intensified competition from abroad but a strong U.S. dollar will also help to keep inflation low.

U.S. markets are now trading at levels above those reached in 2000, supported by monetary expansion, improving fundamentals, and revived investor risk tolerance. After a benign beginning to 2014, market volatility increased towards summer’s end as investors factored in slower than expected global growth, inflation (or deflation), war and disease.

Selectivity is important now as valuations may reflect much of the ‘good’ news of the U.S. economic recovery and the ongoing improvement in corporate profits. We seek businesses that create desirable products and services, engendering customer loyalty, high switching costs and significant barriers to entry that should protect the companies’ market positions and cash flows.

We are finding opportunities in companies with unique advantages serving growing end markets. For example, we continue to see the secular trend of shifting from cash toward electronic payment, particularly in international markets. Visa is the leading electronic payment vendor in the U.S. and its powerful network effect is reinforced by its market scale, which gives Visa a cost advantage over competing networks. Costs are largely fixed; therefore, increasing transactions should increase company profitability. Qualcomm maintains a dominant position in the 3G technology standard, which is being increasingly adopted in emerging markets. Qualcomm benefits from smartphone growth as these devices utilize the company’s high bandwidth standards and sell at high prices, which benefits Qualcomm in terms of royalties generated.

BOSTON COMMON U.S. EQUITY FUND

We look for companies that benefit from technological innovation. Cytec Industries develops specialty chemicals and materials such as carbon fiber, which can be used to reduce aerospace and automotive structure weight leading to increased fuel efficiency and reduced carbon emissions. Cytec continues to grow revenues and leadership in capacity-constrained industries where it enjoys pricing power. Biogen-Idec, is a leader in the Multiple Sclerosis (“MS”) market, with three drugs that address the disease. The MS market has been growing 15% over the past five years and the company’s newest MS drug is likely to take a top share of the $14B market over the next five years. The company’s research and development efforts include innovative drugs for MS, Cancer, Lupus, and Alzheimer’s.

U.S. profit margins are relatively high in a historical context, but we believe the ongoing productivity improvements have not fully run their course. Restructuring within industries and corporations continue to provide opportunities for improved profitability. For example, railroads are the most fuel and cost efficient transportation for bulk freight across the North American continent and Kansas City Southern (“KSU”) has the best secular growth outlook of the North American rails. After several years of rationalizing its cost structure, KSU has shown solid double digit revenue growth across the economic cycle and expects more of the same as trade with Mexico grows faster than U.S. GDP. Procter & Gamble (“P&G”) is working to drive productivity throughout the company. P&G suffers from a portfolio skewed towards very profitable but slower growing developed markets. In order to support its emerging market initiatives, the company has identified $10 billion in cost savings. With operational improvement, P&G can re-invest in its product portfolio to help drive sales growth.

In the consumer discretionary, sector we sold our holding in Bed, Bath & Beyond as the company continued to report disappointing same store sales growth.

BOSTON COMMON U.S. EQUITY FUND

Management’s Discussion of Fund Performance for the period ending September 30, 2014

Over the past twelve months, the Boston Common U.S. Equity Fund (the “Fund”) returned 16.73%. The Fund experienced strong absolute performance for the fiscal year but did not fully keep up with its relevant index, the S&P 500 Index, which increased 19.73%.

The Fund’s overweight position of the two best performing sectors (Technology and Healthcare) attributed positively to performance. However, stock selection within our technology holdings was a principal area of underperformance. Several holdings in this sector reported earnings and/or guidance that were disappointing. Some of the top detractors included Silver Springs Networks, a solutions provider for smart energy networks, which reduced earnings projections for 2014, and Veeco Instruments, which delayed its expectation for a recovery in demand for its advanced deposition equipment for manufacture of LEDs. Ebay continued to struggle with currency and growth challenges in its retail segment.  In these cases, we concluded that the disappointments are temporary and we expect these companies to be positive contributors to future returns.

Over the past year, the Fund maintained an underweight position in several lagging sectors (Energy, Consumer Discretionary, Consumer Staples and Utilities) benefitting relative performance. In the Energy and Consumer Discretionary sector, stock selection was also a positive contributor. EOG Resources continues to deliver as a fast growing, low cost domestic oil & gas producer. Holdings in media (Time Warner Cable, Disney) and home improvement retailing (Home Depot) were strong performers. Stock selection in Consumer Staples hurt relative performance and was mainly attributable to Whole Foods as its shares plunged after posting disappointing top line growth. To a lesser extent, anemic top line growth also impacted globally oriented consumer products companies, P&G and Colgate, causing their shares to appreciate less, on a relative basis.

Two of the Fund’s largest holdings, Apple and Gilead Sciences, were among the Fund’s top performers. Apple remains the Fund’s largest holding, but the position was reduced as the stock rose ahead of an anticipated new product cycle. We redirected proceeds to Activision Blizzard, as we believe this company should benefit from a reinvigorated gaming cycle. After rising more than 60% in the past year, the Fund trimmed its oversized position in Gilead with proceeds redirected to Biogen-Idec, another biotech company.

We continue to build a diversified portfolio of high quality, sustainable, innovative, attractively valued companies. With oil prices and inflationary pressures low, we remain constructive on U.S. equities given corporate strength and the high level of global policy support.

BOSTON COMMON U.S. EQUITY FUND

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Funds’ sustainability policy could cause them to perform differently compared to similar funds that do not have such a policy. This policy may result in the Funds foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so. Diversification does not assure a profit or protect against loss in a declining market.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The S&P 500® is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

Cash Flow is the amount of cash generated and used by a company.

You cannot invest directly in an index.

Boston Common Asset Management, LLC is the advisor to the Funds which are distributed by Quasar Distributors, LLC.

BOSTON COMMON U.S. EQUITY FUND

SECTOR ALLOCATION at September 30, 2014 (Unaudited)

Sector Allocation	% of Net Assets
Information Technology	21.1%
Financials	16.1%
Health Care	16.0%
Consumer Discretionary	11.3%
Industrials	10.4%
Energy	9.5%
Consumer Staples	6.6%
Materials	3.4%
Telecommunication Services	3.1%
Utilities	0.7%

BOSTON COMMON U.S. EQUITY FUND

Value of $100,000 vs. S&P 500® Index
(Unaudited)

		Since	Value of
Average Annual Returns for the	One	Inception	$100,000
Periods Ended September 30, 2014	Year	(4/30/12)	(9/30/14)
Boston Common U.S. Equity Fund	16.73%	15.43%	$141,505
S&P 500® Index	19.73%	17.83%	$148,722

This chart illustrates the performance of a hypothetical $100,000 investment made on April 30, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2014

Shares		Value

COMMON STOCKS – 96.3%

Consumer Discretionary – 11.3%
7,035	Discovery
	Communications,
	Inc.*	$262,265
13,870	Ford Motor Company	205,137
3,555	Home Depot, Inc.	326,136
12,275	The Interpublic Group
	of Companies, Inc.	224,878
9,315	Lowes Companies, Inc.	492,950
328	priceline.com, Inc.*	380,014
1,855	VF Corporation	122,486
6,455	Walt Disney Company	574,688
		2,588,554

Consumer Staples – 6.6%
3,495	Colgate Palmolive
	Company	227,944
1,660	Costco Wholesale
	Corporation	208,031
100	Kraft Foods Group, Inc.	5,640
135	Mondelez
	International, Inc.	4,626
4,270	PepsiCo, Inc.	397,494
6,000	Procter & Gamble
	Company	502,440
4,715	Whole Foods
	Market, Inc.	179,689
		1,525,864

Energy – 9.5%
4,225	Apache Corporation	396,601
15,610	BG Group PLC – ADR	289,409
1,425	Core Laboratories N V	208,549
2,870	EOG Resources, Inc.	284,187
3,655	First Solar, Inc.*	240,536
4,180	National Oilwell
	Varco, Inc.	318,098
7,925	Spectra Energy
	Corporation	311,136
5,180	Statoil ASA – ADR	140,689
		2,189,205

Financials – 14.2%
2,915	Aon PLC	255,558
4,750	CME Group Inc.	379,786
7,890	Fifth Third Bancorp	157,958
7,230	First Republic Bank	357,018
4,010	Franklin
	Resources, Inc.	218,986
10,590	JP Morgan
	Chase & Company	637,942
3,850	MetLife, Inc.	206,822
11,160	Morgan Stanley	385,801
2,735	Northern Trust
	Corporation	186,062
1,380	PNC Financial
	Services Group, Inc.	118,100
4,485	T. Rowe Price
	Group, Inc.	351,624
		3,255,657

Health Care – 16.0%
3,655	Baxter
	International, Inc.	262,319
1,050	Biogen Idec Inc.*	347,350
3,975	Bristol Myers
	Squibb Company	203,440
4,850	Express Scripts
	Holding Company*	342,556
5,875	Gilead Sciences, Inc.*	625,394
5,510	Johnson & Johnson	587,311
7,950	Merck &
	Company, Inc.	471,276
2,550	Novartis AG – ADR	240,032
8,825	Roche Holding
	LTD – ADR	326,437
2,800	Zimmer Holdings, Inc.	281,540
		3,687,655

Industrials – 10.4%
2,560	3M Company	362,701
2,845	Carlisle
	Companies, Inc.	228,681
1,550	Cummins, Inc.	204,569
3,360	Emerson Electric
	Company	210,269
4,520	Equifax Inc.	337,825
2,685	Kansas City Southern	325,422
2,170	Parker Hannifin
	Corporation	247,705
2,165	Snap-on Inc.	262,138
865	W.W. Grainger, Inc.	217,677
		2,396,987

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2014 (Continued)

Shares		Value

COMMON STOCKS – 96.3% (Continued)

Information Technology – 21.1%
15,735	Activision
	Blizzard, Inc.	$327,131
10,710	Apple, Inc.	1,079,032
4,930	Check Point Software
	Technologies Ltd.*	341,353
5,350	Cognizant Technology
	Solutions – Class A*	239,519
4,475	eBay Inc.*	253,419
9	Google, Inc. –
	Class A*	5,296
1,111	Google, Inc. –
	Class C*	641,447
9,975	Microsoft Corporation	462,441
11,605	Oracle Corporation	444,239
5,475	Qualcomm, Inc.	409,366
13,995	Silver Spring
	Networks, Inc.*	135,052
5,215	Veeco
	Instruments, Inc.*	182,264
1,550	Visa, Inc.	330,724
		4,851,283

Materials – 3.4%
2,705	AptarGroup, Inc.	164,194
5,035	Cytec Industries, Inc.	238,105
3,025	Praxair, Inc.	390,225
		792,524

Telecommunication Services – 3.1%
2,765	SBA
	Communications
	Corp.*	306,639
8,165	Verizon
	Communications, Inc.	408,168
		714,807

Utilities – 0.7%
4,750	ITC Holdings
	Corporation	169,242

TOTAL COMMON STOCKS
(Cost $19,203,466)		22,171,778

REAL ESTATE INVESTMENT TRUSTS – 1.9%

Financials – 1.9%
7,595	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc.	104,963
1,980	Simon Property
	Group, Inc.	325,551

TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $401,928)		430,514

SHORT-TERM INVESTMENTS – 3.6%
826,973	Fidelity Money Market
	Portfolio, 0.03%(1)	826,973

TOTAL SHORT-TERM INVESTMENTS
(Cost $826,973)		826,973

TOTAL INVESTMENTS – 101.8%		23,429,265
(Cost $20,432,267)
Liabilities in Excess of
Other Assets		(421,074)
NET ASSETS – 100.0%		$23,008,191

*	Non-income producing security.
(1)	Seven-day yield as of September 30, 2014.
ADR  American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2014

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
ASSETS
Investments in securities, at value
(cost $189,201,167 and $20,432,367)	$204,938,443	$23,429,265
Receivables:
Fund shares sold	239,831	—
Dividends and interest	475,830	11,147
Prepaid expenses	10,630	9,993
Total assets	205,664,734	23,450,405

LIABILITIES
Payables:
Investment securities purchased	—	374,648
Fund shares redeemed	73,790	—
Investment advisory fees, net	154,937	11,639
Custody fees	24,624	3,081
Administration & accounting fees	37,874	12,273
Professional fees	22,622	22,595
Printing & mailing expense	2,957	8,509
Transfer agent fees	5,520	3,390
Chief Compliance Officer fees	1,563	1,608
Trustee fees	839	689
Other accrued expenses	5,055	3,782
Total liabilities	329,781	442,214
NET ASSETS	$205,334,953	$23,008,191

COMPONENTS OF NET ASSETS
Paid-in capital	$183,056,144	$19,537,615
Undistributed net investment income	3,398,859	149,282
Accumulated undistributed net realized
gain on investments	3,158,733	324,396
Net unrealized appreciation on investments	15,737,276	2,996,898
Net unrealized appreciation (depreciation) on
foreign currency and translation of other assets
and liabilities in foreign currency	(16,059)	—
Net assets	$205,334,953	$23,008,191
Net assets value (unlimited shares authorized):
Net assets	$205,334,953	$23,008,191
Shares of beneficial interest issued and outstanding	7,369,440	679,117
Net asset value, offering and redemption
price per share	$27.86	$33.88

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2014

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding
tax of $550,205 and $4,470)	$6,872,807	$337,539
Interest	1,979	205
Total investment income	6,874,786	337,744
Expenses:
Investment advisory fees	1,743,090	123,967
Administration & accounting fees	174,151	67,291
Custodian fees	86,452	11,431
Transfer agent fees	31,366	19,159
Professional fees	22,379	23,492
Registration fees	18,590	11,509
Miscellaneous expenses	16,760	2,540
Chief Compliance Officer fees	8,063	8,179
Trustees fees	6,562	4,548
Insurance expenses	2,725	1,918
Printing and mailing expense	2,122	1,411
Total expenses	2,112,260	275,445
Expenses recouped (waived or reimbursed)	150,281	(110,156)
Net expenses	2,262,541	165,289
Net investment income	4,612,245	172,455

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments
and foreign currency	4,222,551	390,421
Net change in unrealized appreciation (depreciation)
of investments and foreign currency	(6,935,593)	1,632,166
Net realized and unrealized gain (loss) on
investments and foreign currency	(2,713,042)	2,022,587
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$1,899,203	$2,195,042

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$4,612,245	$1,831,257
Net realized gain on investments
and foreign currency	4,222,551	1,572,011
Net change in unrealized appreciation (depreciation)
of investments and foreign currency	(6,935,593)	19,128,273
Net increase in net assets resulting
from operations	1,899,203	22,531,541

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,026,870)	(792,077)
From net realized gain	(974,150)	—
Total dividends and
distributions to shareholders	(4,001,020)	(792,077)

CAPITAL SHARE TRANSACTIONS
Net increase from capital share transactions (a)	39,744,820	50,534,010

Total increase in net assets	37,643,003	72,273,474

NET ASSETS
Beginning of year	167,691,950	95,418,476
End of year	$205,334,953	$167,691,950
Undistributed net investment income	$3,398,859	$1,777,022

(a)	A summary of share transactions is as follows:

	Year Ended			Year Ended
	September 30, 2014			September 30, 2013
	Shares	Amount		Shares	Amount
Shares sold	2,100,257	$60,121,476		2,437,418	$62,902,704
Shares issued to holders
in reinvestment
of distributions	111,009	3,168,189		27,386	664,114
Shares redeemed	(823,416)	(23,544,845	)1	(503,736)	(13,032,808	)1
Net increase	1,387,850	$39,744,820		1,961,068	$50,534,010
Beginning shares	5,981,590			4,020,522
Ending shares	7,369,440			5,981,590

1	Net of redemption fees of $62 and $4,378, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$172,455	$74,738
Net realized gain on investments
and foreign currency	390,421	300,127
Net change in unrealized appreciation of
investments and foreign currency	1,632,166	1,152,126
Net increase in net assets
resulting from operations	2,195,042	1,526,991

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(83,334)	(20,518)
From net realized gain	(360,197)	(4,609)
Total dividends and
distributions to shareholders	(443,531)	(25,127)

CAPITAL SHARE TRANSACTIONS
Net increase from capital share transactions (a)	10,336,706	5,851,852

Total increase in net assets	12,088,217	7,353,716

NET ASSETS
Beginning of year	10,919,974	3,566,258
End of year	$23,008,191	$10,919,974
Undistributed net investment income	$149,282	$60,161

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2014		September 30, 2013
	Shares	Amount	Shares	Amount
Shares sold	321,106	$10,498,404	238,134	$6,234,323
Shares issued to holders
in reinvestment
of distributions	11,212	355,309	644	16,008
Shares redeemed	(15,686)	(517,007)	(14,753)	(398,479)
Net increase	316,632	$10,336,706	224,025	$5,851,852
Beginning shares	362,485		138,460
Ending shares	679,117		362,485

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

Year Ended	Year Ended	Year Ended	Period Ended
September 30,	September 30,	September 30,	September 30,
2014	2013	2012	20111
Net asset value,
beginning of year/period	$28.03	$23.73	$20.66	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income2	0.69	0.36	0.36	0.20
Net realized and unrealized
gain (loss) on investment	(0.21)	4.12	2.79	(4.54)
Net increase (decrease) in
net assets resulting
from operations	0.48	4.48	3.15	(4.34)

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.49)	(0.18)	(0.08)	—
Distributions from
net realized gain	(0.16)	—	—	—
Total distributions	(0.65)	(0.18)	(0.08)	—
Paid-in capital
from redemptions	0.00	5	0.00	5	0.00	5	—
Net asset value,
end of year/period	$27.86	$28.03	$23.73	$20.66
Total return	1.65%	18.99%	15.27%	(17.36	)%3

SUPPLEMENTAL DATA:
Net assets, end of
year/period (000’s)	$205,335	$167,692	$95,418	$21,124
Ratios to average net assets
Expenses before fees
waived/recouped	1.09%	1.18%	1.54%	3.00	%4
Expenses after fees
waived/recouped	1.17%	1.24%	1.35%	1.35	%4
Net investment income
ratio before fees
waived/recouped	2.46%	1.46%	1.39%	(0.56	)%4
Net investment income
ratio after fees
waived/recouped	2.38%	1.40%	1.58%	1.09	%4
Portfolio turnover rate	24%	24%	33%	20	%3

1	Fund Commenced operations on December 29, 2010.
2	Calculated using average shares outstanding method.
3	Not annualized.
4	Annualized.
5	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2014	2013	20121
Net asset value, beginning of year/period	$30.13	$25.76	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income2	0.34	0.26	0.07
Net realized and unrealized appreciation
gain on investments	4.62	4.26	0.69
Net increase in net assets resulting
from operations	4.96	4.52	0.76

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.23)	(0.12)	—
Distributions from
net realized gain	(0.98)	(0.03)	—
Total distributions	(1.21)	(0.15)	—
Paid-in capital from redemption fees	—	—	—
Net asset value, end of year/period	$33.88	$30.13	$25.76
Total return	16.73%	17.65%	3.04	%3

SUPPLEMENTAL DATA:
Net assets, end of year/period (000’s)	$23,008	$10,920	$3,566
Ratios to average net assets
Expenses before fees waived	1.65%	3.09%	13.94	%4
Expenses after fees waiver	1.00%	1.00%	1.00	%4
Net investment income (loss)
before waiver	0.39%	(1.14)%	(12.27	)%4
Net investment income (loss)
after waiver	1.04%	0.95%	0.67	%4
Portfolio turnover rate	21%	26%	10	%3

1	Fund Commenced operations on April 30, 2012.
2	Calculated using average shares outstanding method.
3	Not annualized.
4	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2014

NOTE 1 – ORGANIZATION

The Boston Common International Fund and the Boston Common U.S. Equity Fund (the “Funds”) are a series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds commenced operations on December 29, 2010 and April 30, 2012, respectively.  The Funds’ investment objective is to seek long-term capital appreciation.  Each Fund seeks to preserve and build capital over the long term through investing in a diversified portfolio of common stocks and American Depositary Receipts of companies it believes are high quality and undervalued.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Boston Common International Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a confidence interval when determining the use of the FVIS provided prices.  The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2014 (Continued)

security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price.  If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described in above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2014 (Continued)

the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2014. See the Schedule of Investments for industry breakouts.

Boston Common International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$1,280,400	$2,927,236	$—	$4,207,636
Belgium	—	2,487,491	—	2,487,491
China	—	4,463,482	—	4,463,482
Finland	—	3,981,278	—	3,981,278
France	—	14,728,692	—	14,728,692
Germany	3,159,886	11,908,713	—	15,068,599
Hong Kong	1,342,695	1,277,129	—	2,619,825
Indonesia	—	2,470,987	—	2,470,987
Israel	3,307,941	—	—	3,307,941
Italy	—	3,345,173	—	3,345,173
Japan	2,688,392	32,129,376	—	34,817,768
Netherlands	8,865,443	5,431,290	—	14,296,733
Norway	2,713,963	2,282,559	—	4,996,522
Portugal	—	1,941,549	—	1,941,549
Republic of Korea	—	4,733,788	—	4,733,788
Singapore	—	8,160,763	—	8,160,763
Spain	—	1,996,926	—	1,996,926
South Africa	—	2,769,302	—	2,769,302
Sweden	—	4,031,609	—	4,031,609
Switzerland	15,951,336	2,784,461	—	18,735,797
United Kingdom	12,249,397	26,584,998	—	38,834,394

Total Common Stocks	51,559,453	140,436,802	—	191,996,255
Preferred Stocks
Brazil	2,012,961	—	—	2,012,961
Germany	—	4,977,147	—	4,977,147
Total Preferred Stocks	2,012,961	4,977,147	—	6,990,108
Short-Term
Investments	5,952,080	—	—	5,952,080
Total Investments
in Securities	$59,524,494	$145,413,949	$—	$204,938,443

The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2014 (Continued)

No transfers were made into or out of Level 3 during the period ended September 30, 2014.

Transfers into Level 2	$—
Transfers out of Level 2	(1,342,695)
Net Transfers in and/or out of Level 2	$(1,342,695)
Transfers into Level 1	$1,342,695
Transfers out of Level 1	—
Net Transfers in and/or out of Level 1	$1,342,695

Transfers were made out of Level 2 into Level 1 due to using the closing price of the security.

Securities valued using the FVIS price are listed as Level 2; those that are valued using a closing price are listed as Level 1.

Boston Common U.S. Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$22,171,778	$—	$—	$22,171,778
Real Estate
Investment Trusts	430,514	—	—	430,514
Short-Term Investments	826,973	—	—	826,973
Total Investments
in Securities	$23,429,265	$—	$—	$23,429,265

There were no transfers into or out of Levels 1, 2 or 3 at September 30, 2014. It is the Fund’s policy to recognize transfers at the end of each reporting period.

Statement of Operations

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2014:

Boston Common International Fund

	Location of	Realized Gain	Change in
	Gain (Loss)	(Loss) on	Unrealized
	on Derivatives	Derivatives	Appreciation
Derivative	Recognized	Recognized	(Depreciation) on
Instruments	in Income	in Income	Derivatives in Income
Equity Contracts -	Realized and
Rights	Unrealized Gain
(Loss) on
Investments,
and Foreign
	Currency	$53,573	$(40,387)

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2014 (Continued)

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Funds have elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and net investment loss incurred after December 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.  At September 30, 2014, the Funds had no post-October capital losses and no late year losses.  At September 30, 2014, the Funds had no capital loss carryforwards available for federal income tax purposes as follows.

As of September 30, 2014, the Funds did not have any the tax positions that did not meet the “more likely than not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2014 (Continued)

examine all the tax returns filed for the last three years.  The Funds identify its major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts.  As of September 30, 2014, the Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the  nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2014 (Continued)

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with  service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2014, the following adjustments were made:

	Undistributed	Undistributed Net Realized	Paid-in
	Investment Income	Gain on Investments	Capital
Boston Common
International Fund	$36,462	$(36,462)	$—

Boston Common
U.S. Equity Fund	$ —	$ —	$—

J.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

K.
Recently Issued Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2014 (Continued)

provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% for Boston Common International Fund and 0.75% for Boston Common U.S. Equity Fund based upon the average daily net assets of the Funds. For the year ended September 30, 2014 the Funds incurred $1,743,090 and $123,967 in advisory fees, respectively.

The Advisor has contractually agreed to limit the annual ratio of expenses to 1.20% for Boston Common International Fund and 1.00% for Boston Common U.S. Equity Fund of each Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees. Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. At September 30, 2014, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Boston Common U.S. Equity Fund was $389,656. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Boston Common U.S. Equity Fund

Year of Expiration	Amount
September 30, 2015	$115,496
September 30, 2016	$164,004
September 30, 2017	$110,156

A Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon the Board of Trustees review and approval.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2014 (Continued)

based upon the average daily net assets of the Funds.  Fees paid by the Funds for Administration and Chief Compliance Officer services for the fiscal year ended September 30, 2014 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2014, the cost of purchases, excluding short-term securities, for the Boston Common International Fund and the Boston Common U.S. Equity Fund, were $83,127,024 and $13,348,845, respectively.  The proceeds from sales of securities, excluding short-term securities, for the Boston Common International Fund and Boston Common U.S. Equity Fund were $44,370,180 and $3,443,569, respectively. There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2014.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the fiscal years ended September 30, 2014, and September 30, 2013 were as follows:

	Fiscal Year	Fiscal Year
	Ended 2014	Ended 2013
Boston Common International Fund
Ordinary Income	$3,071,808	$792,077
Long-Term Capital Gain	$929,212	$—
Boston Common U.S. Equity Fund
Ordinary Income	$312,144	$25,127
Long-Term Capital Gain	$131,387	$—

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2014 (Continued)

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2014, were as follows:

Boston Common International Fund

Tax cost of Investments	$190,147,621 (a)
Gross unrealized appreciation	27,700,919
Gross unrealized depreciation	(12,910,097)
Net unrealized appreciation (depreciation)	14,790,822
Undistributed ordinary income	4,203,852
Undistributed long-term capital gains	3,300,194
Total distributable earnings	7,504,046
Other accumulated gain/(loss)	(16,059)
Total accumulated gain/(loss)	$22,278,809

Boston Common U.S. Equity Fund

Tax cost of Investments	$20,448,784	(a)
Gross unrealized appreciation	3,353,316
Gross unrealized depreciation	(372,835)
Net unrealized appreciation (depreciation)	2,980,481
Undistributed ordinary income	164,022
Undistributed long-term capital gains	326,072
Total distributable earnings	490,094
Other accumulated gain/(loss)	—
Total accumulated gain/(loss)	$3,470,575

(a)
The difference between book and tax-basis unrealized appreciation is attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and wash sales.

BOSTON COMMON FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
  Boston Common International Fund and
  Boston Common U.S. Equity Fund and
The Board of Trustees of
  Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Boston Common International Fund and Boston Common U.S. Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios, as of September 30, 2014 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated within the financial statements. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boston Common International Fund and Boston Common U.S. Equity Fund as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated within the financial statements, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 24, 2014

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Period Ended September 30, 2014 (Unaudited)

As a shareholder of the Boston Common International Fund and/or Boston Common U.S. Equity Fund (the “Funds”, or individually, the “Fund”), you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including investment advisory fees; administration and accounting fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/14 – 9/30/14).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 30 days after you purchase them.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, administration and accounting fees, custodian fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Period Ended September 30, 2014 (Unaudited) (Continued)

paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Boston Common International Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/14	9/30/14	4/1/14 – 9/30/14*
Actual	$1,000.00	$967.70	$5.62
Hypothetical (5% return	$1,000.00	$1,019.35	$5.77
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14% (reflecting fee recoupments in effect) multiplied by the average account value over the period, multiplied by 183/365 days.

Boston Common U.S. Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/14	9/30/14	4/1/14 – 9/30/14
Actual	$1,000.00	$1,041.80	$5.12
Hypothetical (5% return	$1,000.00	$1,020.05	$5.06
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 183/365 days.

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	2	Director,
(born 1943)	and	Term;	Talon Industries,		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	Inc. (business		Inc.
Fund Services, LLC		May 1991.	consulting); formerly,
2020 E. Financial Way			Executive Vice
Suite 100			President and
Glendora, CA 91741			Chief Operating
Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	2	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
c/o U.S. Bancorp		Since	Chief Executive Officer,		The Univ. of
Fund Services, LLC		May 1991.	Rockefeller Trust Co.,		Virginia Law
2020 E. Financial Way			(prior thereto Senior		School Fdn.
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager and
Financial Advisor); formerly,
Senior Vice President,
Norton Simon, Inc.

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating	2	None.
(born 1973)		Term;	Officer, Direxion
c/o U.S. Bancorp		Since	Funds since 2013;
Fund Services, LLC		September	formerly, Senior Vice
2020 E. Financial Way		2011.	President and Chief
Suite 100			Financial Officer
Glendora, CA 91741			(and other positions),
U.S. Bancorp Fund
Services, LLC
1997-2013.

Carl A. Froebel	Trustee	Indefinite	Formerly President	2	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May 1991.	Inc. (investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	2	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May 1991.	President, Investment		Funds; Trustee,
2020 E. Financial Way			Company Administration,		Managers AMG
Suite 100			LLC (mutual fund		Funds, Aston
Glendora, CA 91741			administrator).		Funds;
Advisory Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since March	Officer, U.S.
Fund Services, LLC		2013.	Bancorp Fund
2020 E. Financial Way	Secretary	Indefinite	Services, LLC,
Suite 100		Term;	since July 2007.
Glendora, CA 91741		Since
February
2008.

Eric C. VanAndel	Treasurer	Indefinite	Vice President,	Not	Not
(born 1975)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC,
Fund Services, LLC		April 2013.	since April 2005
615 East Michigan St.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance Officer
Fund Services, LLC		July 2011.	(and other positions),
615 East Michigan St.	Anti-		U.S. Bancorp Fund
Milwaukee, WI 53202	Money		Services, LLC
	Laundering		since August 2004
Officer

Vice
President

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 7 and 8, 2014, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Boston Common Asset Management, LLC (the “Advisor”) for the Boston Common International Fund and the Boston Common U.S. Equity Fund (each a “Fund,” and together, the “Funds”).  At this meeting and at a prior meeting held on May 12 and 13, 2014, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.	The Funds’ historical performance and the overall performance of the Advisor. In assessing the quality of the portfolio management

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

delivered by the Advisor, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Boston Common International Fund, the Board noted that the Fund slightly underperformed its peer group median and slightly outperformed its peer group average for the one-year period, and slightly underperformed its peer group median and average for the three-year period.  The Board also noted that the Fund was subject to social investment criteria, which may limit its investment opportunities relative to its peer group.  The Trustees further considered the Fund’s underperformance compared to its similarly managed accounts for the one-year, three-year and since inception periods, and considered the reasons for that underperformance.  The Board also considered the performance of the Boston Common International Fund against a broad-based securities market benchmark.

For the Boston Common U.S. Equity Fund, the Board noted that the Fund underperformed its peer group median and average for the one-year period.  The Board also noted that the Fund was subject to social investment criteria, which may limit its investment opportunities relative to its peer group.  The Trustees further considered the Fund’s slight underperformance compared to its similarly managed accounts for the one-year period and the Fund’s significant outperformance for the since inception period.  The Board also considered the performance of the Fund against a broad-based securities market benchmark.  In considering the performance of the Boston Common U.S. Equity Fund, the Board considered that the Fund has less than three years of operations.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees found that the fees charged to each Fund were generally in line with or comparable to the fees charged by the Advisor to its similarly managed separate account clients, and to the extent fees charged to a Fund were higher than for similarly managed separate accounts of similar size, it was largely a reflection of the greater costs to the Advisor of managing the Fund.

For the Boston Common International Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.20% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board concluded that the fees paid to the Advisor were not unreasonable.

For the Boston Common U.S. Equity Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.00% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee was the same as the peer group median and lower than the peer group average, and that the net expense ratio was lower than the peer group median and average.  The Board concluded that the fees paid to the Advisor were not unreasonable.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  The Board also reviewed

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that continuing the Advisory Agreement would be in the best interests of the Funds and their shareholders.

BOSTON COMMON FUNDS

FEDERAL TAX INFORMATION (Unaudited)

For the year ended September 30, 2014, the Boston Common International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend	Taxes Withheld
Australia	$125,558	$12,181
Belgium	74,491	11,174
Brazil	71,610	10,075
Cayman Islands	21,651	—
Finland	176,419	26,463
France	532,456	79,783
Germany	368,279	55,242
Hong Kong	94,108	—
Indonesia	60,491	9,074
Italy	54,821	8,223
Japan	507,714	61,067
Jersey	198,931	4,242
Korea, Republic Of	42,653	9,366
Luxemburg	135,662	9,754
Mexico	—	—
Netherlands	280,378	42,057
Norway	160,959	40,240
Singapore	229,491	0
South Africa	40,496	6,074
Spain	14,591	2,189
Sweden	171,019	25,653
Switzerland	490,938	56,129
Taiwan	—	—
Thailand	30,112	3,011
United Kingdom	3,540,184	78,208
Total	7,423,012	550,205

BOSTON COMMON FUNDS

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended September 30, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Boston Common International Fund	100.00%
Boston Common U.S. Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2014 was as follows:

Boston Common International Fund	0.00%
Boston Common U.S. Equity Fund	49.53%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Boston Common International Fund	1.46%
Boston Common U.S. Equity Fund	73.30%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ web site at www.bostoncommonfunds.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944.  Furthermore, you can obtain the Funds, proxy voting records on the SEC’s web site at www.sec.gov.

BOSTON COMMON FUNDS

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report  to Funds’ shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Funds make their portfolio holdings available on the Funds’ web site at www.bostoncommonfunds.com simultaneously with the regulatory requirements.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease cost, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more individual copies of these documents.  The Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 777-6944.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.bostoncommonfunds.com.

BOSTON COMMON FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
BOSTON COMMON ASSET MANAGEMENT, LLC
84 State Street, Suite 940
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Boston Common International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

     Printed on 100% post-consumer waste paper

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Boston Common International Fund

	FYE 9/30/2014	FYE 9/30/2013
Audit Fees	$18,500	$18,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

Boston Common U.S. Equity Fund

	FYE 9/30/2014	9/30/2013
Audit Fees	$18,500	$18,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Boston Common International Fund

Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common U.S. Equity Fund

Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     November 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     November 4, 2014

By (Signature and Title)      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date     November 3, 2014

* Print the name and title of each signing officer under his or her signature.